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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 9, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                        1-12387               76-0515284
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)          of Incorporation
                                                             Identification No.)



    500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                    60045
      (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
          PLANS

         On February 9, 2006, Tenneco Inc. sent a notice to participants in the Tenneco Employee Stock Ownership Plan for Salaried Employees and the Tenneco Employee Stock Ownership Plan for Hourly Employees (collectively, the "401(k) plans") informing them that, due to a change in record keepers and changes in available investment options under the 401(k) plans, a blackout period under the 401(k) plans would be in effect beginning at 3:00 p.m. eastern time on March 20, 2006 until 9:30 a.m. eastern time on April 3, 2006. The notice stated that, during the blackout period, participants in the 401(k) plans will not be able to transfer or reallocate funds, change contribution rates, make new investment elections or request loans, withdrawals or final distributions from the 401(k) plans.

         On February 13, 2006, Tenneco Inc. also sent a notice (the "BTR Notice") to its executive officers and directors informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC's rules promulgated thereunder, they would be prohibited from purchasing and selling shares of Tenneco's common stock (including derivative securities pertaining to such shares) on the open market or otherwise during the blackout period. A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Tenneco provided the BTR Notice to its executive officers and directors within five business days of February 9, 2006, which is the date that notices were mailed to participants in the 401(k) plans and Tenneco was notified of the blackout period.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
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99.1           Notice to Executive Officers and Directors of Tenneco Inc.
               Regarding Blackout Period under 401(k) Plans and Restrictions on
               Ability to Trade in Company Securities




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TENNECO INC.


Date:  February 13, 2006                       By: /s/ Timothy R. Donovan
                                                  ------------------------------
                                                  Timothy R. Donovan
                                                  Executive Vice President and
                                                  General Counsel